SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

   Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                     --------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:
     ___________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
(4)  Proposed maximum aggregate value of transaction:___________________________
(5)  Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:____________________________________________________
(2)  Form, Schedule or Registration Statement No.:______________________________
(3)  Filing Party: _____________________________________________________________
(4)  Date Filed: _______________________________________________________________

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                   (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
                      301 E. COLORADO BOULEVARD, SUITE 720
                           PASADENA, CALIFORNIA 91101

                              QUESTIONS AND ANSWERS

WHAT AM I BEING ASKED TO VOTE FOR IN PROPOSAL 2 FOR FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND (PFO)?

You are being asked to vote to change PFO's current fundamental policy relating to concentration. If approved, PFO will invest at least 25% of its total assets in each of the utilities industry and the financial services sector under normal market conditions. Currently, PFO invests more than 25% of its total assets in the utilities industry under normal market conditions and limits its investments in any other industry to 25%.

WHY IS THE PFO BOARD OF DIRECTORS RECOMMENDING A CHANGE TO PFO'S INDUSTRY CONCENTRATION POLICY?

Simply stated, preferred securities issuers have changed dramatically since PFO was launched in 1992 - particularly in recent months. Since last September, the U.S. financial system and the preferred securities market have undergone, and continue to undergo, a profound transformation. As an example, over a ten day period in September 2008, the government placed the federal housing agencies into conservatorship, Lehman Brothers Holdings filed for bankruptcy, AIG required the first of two massive doses of government assistance, and Bank of America entered into an agreement to acquire Merrill Lynch.

Since its inception in 1992, PFO has sought to achieve its primary investment objective of high current income by investing at least 80% of its assets in preferred securities. The preferred securities market has historically been comprised of regulated industries, including utilities and financial services companies, such as banks, broker-dealers, finance and insurance companies.

In recent years and throughout much of its history, PFO has invested between 20% and 25% of its total assets in banking companies. Separately, PFO has traditionally had meaningful exposure to other parts of the financial services sector, including broker-dealers, insurance companies and other finance companies. Flaherty & Crumrine has advised the Board that PFO's current investments in financial services companies would likely be even higher if not for the relative recent under-performance of this sector.

PFO has historically defined the various types of financial services companies as distinct industries and consequently has not invested more than 25% of its total assets in any one type of financial services company. Under its current industry definitions, as of January 31, 2009, PFO had approximately 31% of its assets invested in banks and another 16% invested in insurance companies, for a total of 47% invested in the financial services sector. (PFO's 31% investment in banks primarily resulted from the conversion of some of its finance company holdings to banks in late 2008 and the acquisition of Merrill Lynch by Bank of America in early 2009.)

The proposed concentration policy would require PFO to invest, under normal market conditions, more than 25% of its assets in companies principally engaged in financial services. For purposes of the proposed concentration policy, a company is "principally engaged" in financial services if it derives at least 50% of its revenue from providing financial services. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Flaherty & Crumrine has recommended the proposed concentration policy so that PFO can more efficiently invest its portfolio in the various types of financial services companies. Under the current policy, PFO cannot invest more than 25% of its total assets in any particular type of financial services company. Under the proposed policy, PFO would have the flexibility to go above or below 25% in any one type of financial services company as long as at least 25% was invested in financial services companies in the aggregate. For example, PFO could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, PFO would have at least 25% of its assets invested in financial services companies, although it would have the authority to invest any portion of its assets not invested in utilities in financial services companies or any type of financial services company. Further, Flaherty & Crumrine intends to diversify its investments as appropriate in light of current market and credit conditions.

Flaherty & Crumrine estimates that over 80% of all outstanding preferred securities are issued by companies principally engaged in financial services. Importantly, though, the portion of preferred securities issued by companies in the financial services sector as a percentage of all preferreds would be even higher if the preferred securities recently issued by various financial institutions directly to the U.S. or foreign governments were taken into account. As of late January, the U.S. government has separately acquired $194 billion of preferred securities through its Capital Purchase Program and another $90 billion through other programs under the Emergency Economic Stabilization Act of 2008 (sometimes referred to as the Troubled Assets Relief Program or
TARP). Flaherty & Crumrine has advised PFO's Board of Directors that it does not foresee significant reductions in outstanding preferred securities issued by financial services companies both because of the TARP and its expectation that those companies will continue to issue preferred securities as a source of equity capital.

Flaherty & Crumrine has also advised PFO's Board of Directors that it believes preferred securities of companies in the financial services sector on average currently represent the highest yielding preferred securities and that investing more than 25% of its assets in financial services preferred securities will afford PFO greater flexibility in meeting its primary investment objective of high current income.

PFO's Board of Directors unanimously recommends that shareholders vote "Yes" on Proposal 2.

WHAT IF I HAVE ADDITIONAL QUESTIONS?

PFO has engaged The Altman Group, Inc. to assist in the solicitation of proxies. The Altman Group has set up a toll-free number, (xxx) xxx-xxxx, for you to call with any additional questions.

ARE THERE ANY CHANGES PROPOSED TO THE INDUSTRY CONCENTRATION POLICIES OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND (PFD), FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND (FFC) OR FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND (FLC)?

No. At the annual meeting, shareholders of all four funds are being asked to consider the election of Directors for each Fund.

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO) FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                  (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 21, 2009
To the Shareholders:

      Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (each, a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 21, 2009, for the following purposes:

      Each Fund:

      1.    To elect Directors of each Fund (Proposal 1).

      PFO only:

      2. To approve changes to PFO's fundamental investment policy regarding concentration of investments (Proposal 2).

      Each Fund:

      3. To transact such other business as may properly come before the Annual Meetings or any adjournments thereof.

      YOUR VOTE IS IMPORTANT!

      The Board of Directors of each Fund has fixed the close of business on January 21, 2009 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjornments or postponements thereof..

                                            By Order of the Boards of Directors,

[February 18, 2009]                         CHAD C. CONWELL
                                            Secretary

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
               SHAREHOLDER MEETING TO BE HELD ON APRIL 21, 2009.

THE NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS, JOINT PROXY STATEMENT AND PROXY CARDS FOR THE FUNDS ARE AVAILABLE TO YOU ON EACH FUND'S WEBSITE -
WWW.PREFERREDINCOME.COM FOR PFD AND PFO AND WWW.FCCLAYMORE.COM FOR FFC AND FLC. YOU ARE ENCOURAGED TO REVIEW ALL OF THE INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.

FOR DIRECTIONS TO THE ANNUAL MEETINGS, PLEASE CALL 1-626-795-7300 OR 1-800-[ ].

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                       Valid Signature
----------------------------------------           ----------------------------
Corporate Accounts

(1)    ABC Corp.                                   ABC Corp.
(2)    ABC Corp.                                   John Doe, Treasurer
(3)    ABC Corp. c/o John Doe, Treasurer           John Doe
(4)    ABC Corp. Profit Sharing Plan               John Doe, Trustee

Trust Accounts

(1)    ABC Trust                                   Jane B. Doe, Trustee
(2)    Jane B. Doe, Trustee                        Jane B. Doe
       u/t/d 12/28/78

Custodian or Estate Accounts

(1)    John B. Smith, Cust.,                       John B. Smith
       f/b/o John B. Smith, Jr. UGMA
(2)    John B. Smith, Executor,                    John B. Smith, Jr., Executor
       estate of Jane Smith

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO) FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                   (NYSE:FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 21, 2009

                              JOINT PROXY STATEMENT

      This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine Preferred Income Fund Incorporated ("Preferred Income Fund" or "PFD"), Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ("Preferred Income Opportunity Fund" or "PFO"), Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ("Preferred Securities Income Fund" or "FFC") and Flaherty & Crumrine/Claymore Total Return Fund Incorporated ("Total Return Fund" or "FLC") (each a "Fund" and collectively, the "Funds"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each, a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 21, 2009, at 8:30 a.m. PT, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 and at any adjournments or postponements thereof (each a "Meeting" and collectively, the "Meetings").

      A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about [February 18, 2009], primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, Claymore Securities, Inc. (the "Servicing Agent"), the servicing agent of FFC and FLC, and PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. In addition, PFO has retained the Altman Group, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. Other costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. This Joint Proxy Statement and form of proxy are first being sent to shareholders on or about [February 18, 2009].

      THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PNC GLOBAL INVESTMENT SERVICING (U.S.) INC., P.O. BOX 43027, PROVIDENCE, RHODE ISLAND 02940-3027, OR CALLING 1-800-331-1710. EACH FUND'S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS' WEBSITES - WWW.PREFERREDINCOME.COM FOR PFD AND PFO AND WWW.FCCLAYMORE.COM FOR FFC AND FLC - THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV) OR, FOR FFC AND FLC ONLY, BY CALLING CLAYMORE SECURITIES, INC. AT 1-866-233-4001.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
               SHAREHOLDER MEETING TO BE HELD ON APRIL 21, 2009.

THE NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS, JOINT PROXY STATEMENT AND PROXY CARDS FOR THE FUNDS ARE AVAILABLE TO YOU ON EACH FUND'S WEBSITE -
WWW.PREFERREDINCOME.COM FOR PFD AND PFO AND WWW.FCCLAYMORE.COM FOR FFC AND FLC. YOU ARE ENCOURAGED TO REVIEW ALL OF THE INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.

FOR DIRECTIONS TO THE ANNUAL MEETINGS, PLEASE CALL 1-626-795-7300 OR 1-800-[ ].

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

      If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director and "FOR" other matters (as applicable to each Fund) listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

      Under the Bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a "Quorum") at that Fund's Meeting. If a proposal is to be voted upon by only one class of a Fund's Shares, a Quorum of that class of Shares must be present at the Meeting in order for the proposal to be considered. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a Quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal.

      Each Fund has two classes of capital stock including common stock, par value $0.01 per share (the "Common Stock") and preferred stock (the "Preferred Stock" and together with the Common Stock, the "Shares"). PFD and PFO each has one series of Preferred Stock outstanding which is classified as Auction Preferred Stock. FFC and FLC each have multiple series of Preferred Stock outstanding which are classified as Auction Market Preferred Stock. Each Share is entitled to one vote at the Meeting with respect to matters to be voted on by the class to which such Share belongs, with pro rata voting rights for any fractional Shares. On the record date, January 21, 2009, the following number of Shares of each Fund were issued and outstanding:

                                          Common Stock    Preferred Stock
Name of Fund                              Outstanding       Outstanding
---------------------------------------   ------------   ------------------
Preferred Income Fund (PFD)                10,590,178               548
Preferred Income Opportunity Fund (PFO)    11,833,198               496
Preferred Securities Income Fund (FFC)     42,601,719    Series M7    - 542
                                                         Series T7    - 542
                                                         Series W7    - 542
                                                         Series Th7   - 542
                                                         Series F7    - 542
                                                         Series T28   - 481
                                                         Series W28   - 480

Total Return Fund (FLC)                     9,776,333    Series T7    - 790
                                                         Series W28   - 790

      To the knowledge of each Fund and its Board, the following shareholder(s) or "group," as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of January 21, 2009*:

Name and Address of                              Amount and Nature
Beneficial/Record Owner        Title of Class      of Ownership      Percent of Class
---------------------------   ----------------   -----------------   ----------------
Cede & Co.**                  Common Stock       PFD - 10,212,463         96.43%
Depository Trust Company                         (record)
55 Water Street, 25th Floor                      PFO - 11,429,526         96.59%
New York, NY 10041                               (record)
                                                 FFC - 42,537,668         99.85%
                                                 (record)
                                                 FLC - 9,766,300          99.90%
                                                 (record)

Name and Address of                                                 Amount and Nature
Beneficial/Record Owner                        Title of Class          of Ownership         Percent of Class
-------------------------------------------   ---------------   -------------------------   ----------------
                                              Preferred Stock   PFD - 548 (record)                100%
                                                                PFO - 496 (record)                100%

                                              Preferred Stock   FFC
                                                                Series M7  - 542 (record)         100%
                                                                Series T7  - 542 (record)         100%
                                                                Series W7  - 542 (record)         100%
                                                                Series Th7 - 542 (record)         100%
                                                                Series F7  - 542 (record)         100%
                                                                Series T28 - 481 (record)         100%
                                                                Series W28 - 480 (record)         100%

                                                                FLC
                                                                Series T7  - 790 (record)         100%
                                                                Series W28 - 790 (record)         100%

Fifth Third Bancorp (1)                       Common Stock      PFD - 611,893 (1)                5.21%
Fifth Third Bank (1)
Fifth Third Center
Cincinnati, OH 45263

Fifth Third Bank (1)
111 Lynn Street NW
Grand Rapids, MI 49503

Claymore Securities Defined Portfolios,       Common Stock      FLC - 802,611 (2)                8.21%
Series 305, 311, 320, 324, 335, 349,                            (beneficial)
355, 357, 358, 374, 375, 384, 390,
394, 398, 407, 423, 426, 434, 438
and 453 (2)
2455 Corporate West Drive
Lisle, IL 60532

Spectrum Asset Management, Inc. (3),(4)       Common Stock      FFC - 3,492,900 (3)              8.20%
2 High Ridge Park                                               (beneficial)
Stamford, CT 06905

Principal Financial Group, Inc. (3),(4)                         FLC - 871,450 (4)                8.91%
711 High Street                                                 (beneficial)
Des Moines, IA 50392-0088

Morgan Stanley (5),(6)                        Preferred Stock   FFC - 780 (5)                    10.6%
Morgan Stanley & Co. Incorporated (5),(6)                       (beneficial)
1585 Broadway
New York, NY 10036                                              FLC - 355 (6)                    12.7%
                                                                (beneficial)

Merrill Lynch & Co., Inc. (7)                 Preferred Stock   FLC - 203 (7)                    12.8%
Merrill Lynch, Pierce,                                          (beneficial)
   Fenner & Smith, Incorporated (7)
4 World Financial Center
250 Vesey Street

New York, NY 10080

----------

* As of January 21, 2009, the Directors and officers, as a group, owned less than 1% of each class of Shares of each Fund.

**    A nominee partnership of The Depository Trust Company.

[(1) Information obtained from a joint Schedule 13G filed by Fifth Third Bancorp ("FTBC"), Fifth Third Bank (an Ohio Banking Corporation) ("FTBO") and Fifth Third Bank (a Michigan Banking Corporation) ("FTBM") with the SEC reporting share ownership as of December 31, 2007. Based on that filing, (a) FTBC and FTBO each has sole voting power to vote or direct the vote of 189,586 Shares of Common Stock, (b) FTBC and FTBM each has sole power to vote or direct the vote of 406,805 Shares of Common Stock, (c) FTBC and FTBM have the shared power to vote or direct the vote of 1,175 Shares of Common Stock, (d) FTBC and FTBO each has sole power to dispose or direct the disposition of 191,586 Shares of Common Stock, (e) FTBC and FTBM each has sole power to dispose or direct the disposition of 12,327 Shares of Common Stock and (f) FTBC and FTBM have the shared power to dispose or direct the disposition of 20,767 Shares of Common Stock.]

(2) Information obtained from a Schedule 13G filed by Claymore Securities, Inc. with the SEC reporting share ownership as of December 31, 2007. Based on that filing, each of the Claymore Securities Defined Portfolios has the sole power to vote or direct the vote or dispose or direct the disposition of 802,611 Shares of Common Stock.

(3) Information obtained from a Schedule 13G filed by Spectrum Asset Management, Inc. ("Spectrum") with the SEC reporting share ownership as of December 31, 2007. Based on that filing, Spectrum and Principal Financial Group Inc. ("Principal") have the shared power to vote or direct the vote or dispose or direct the disposition of 3,492,900 Shares of Common Stock.

(4) Information obtained from a Schedule 13G filed by Spectrum with the SEC reporting share ownership as of December 31, 2007. Based on that filing, Spectrum and Principal have the shared power to vote or direct the vote or dispose or direct the disposition of 871,450 Shares of Common Stock.

(5) Information obtained from a Schedule 13G filed by Morgan Stanley with the SEC reporting share ownership as of December 31, 2008. Based on that filing, each of Morgan Stanley and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") has the sole power to vote or direct the vote or dispose or direct the disposition of 780 Shares of Preferred Stock.

(6) Information obtained from a Schedule 13G filed by Morgan Stanley with the SEC reporting share ownership as of December 31, 2008. Based on that filing, each of Morgan Stanley and Morgan Stanley & Co. Incorporated has the sole power to vote or direct the vote or dispose or direct the disposition of 355 Shares of Preferred Stock.

(7) Information obtained from a joint Schedule 13G filed by Merrill Lynch & Co. Inc. ("ML & Co.") and Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPFS") with the SEC reporting share ownership as of December 31, 2008. Based on that filing, ML & Co. disclaims beneficial ownership in all shares of the Fund owned by its wholly-owned subsidiary, MLPFS. MLPFS has the sole power to vote or direct the vote or dispose or direct the disposition of 203 Shares of Preferred Stock.

      This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 for each Fund and Proposal 2 for PFO. Shareholders of each Fund will vote separately for each of PFD, PFO, FFC and FLC on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal will be implemented for the Fund or Funds that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposals pertaining to that Fund.

      In order that your Shares may be represented at the Meetings, you are requested to vote on the following matter:

                  SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PREFERRED INCOME FUND (PFD)

PROPOSAL                              COMMON STOCK SHAREHOLDERS                    PREFERRED STOCK SHAREHOLDERS
------------------------   -----------------------------------------------   ----------------------------------------
1. Election of Directors   Common Stock Shareholders voting as a             Preferred Stock Shareholders voting as a
                           single class elect one Director: Robert F. Wulf   separate class elect one Director:
                                                                             Donald F. Crumrine

2. Not Applicable

3. Other Business          Common Stock and Preferred Stock Shareholders, voting together as a single class

PREFERRED INCOME OPPORTUNITY FUND (PFO)

PROPOSAL                                       COMMON STOCK SHAREHOLDERS                         PREFERRED STOCK SHAREHOLDERS
----------------------------   --------------------------------------------------------   ------------------------------------------
1. Election of Directors       Common Stock Shareholders voting as a single class elect   None
                               one Director: David Gale

2.Changes in Fundamental       Common Stock and Preferred Stock Shareholders, voting      - Preferred Stock Shareholders, voting as
Investment Policy Regarding    together as a single class                                   a separate class
Concentration of Investments                                                              - Common Stock and Preferred Shareholders,
                                                                                            voting together as a single class

3. Other Business              Common Stock and Preferred Stock Shareholders, voting together as a single class

PREFERRED SECURITIES FUND (FFC)

PROPOSAL                                      COMMON STOCK SHAREHOLDERS                          PREFERRED STOCK SHAREHOLDERS
----------------------------   --------------------------------------------------------   ------------------------------------------
1. Election of Director        Common Stock and Preferred Stock Shareholders, voting      Preferred Stock Shareholders voting as a
                               together as a single class elect one Director: Morgan      separate class elect one Director:
                               Gust                                                       Karen H. Hogan

2. Not Applicable

3. Other Business              Common Stock and Preferred Stock Shareholders, voting together as a single class

TOTAL RETURN FUND (FLC)

PROPOSAL                                      COMMON STOCK SHAREHOLDERS                           PREFERRED STOCK SHAREHOLDERS
----------------------------   --------------------------------------------------------   ------------------------------------------
1. Election of Director        Common Stock and Preferred Stock Shareholders, voting      Preferred Stock Shareholders voting as a
                               together as a single class elect one Director: Morgan      separate class elect one Director:
                               Gust                                                       Karen H. Hogan

2. Not Applicable

3. Other Business              Common Stock and Preferred Stock Shareholders, voting together as a single class

                        PROPOSAL 1: ELECTION OF DIRECTORS

      At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

NOMINEES FOR THE BOARDS OF DIRECTORS

      Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Mr. Wulf and Mr. Crumine, each a Class II Director of PFD, have each been nominated for a three-year term to expire at PFD's 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Gale, a Class I Director of PFO, has been nominated for a three-year term to expire at PFO's 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

      Mr. Gust and Ms. Hogan, each a Class II Director of FFC and FLC, have each been nominated for a three-year term to expire at each Fund's 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      Under the Articles of Incorporation and Articles Supplementary, as amended to date, of PFD and PFO, holders of each Fund's Preferred Stock, voting as a single class, are entitled to elect two Directors, and holders of each Fund's Common Stock,voting as a single class, are entitled to elect the remaining Directors. Under the Articles of Incorporation and Articles Supplementary, as amended to date, of FFC and FLC, holders of each Fund's Preferred Stock, voting as a single class, are entitled to elect two

Directors and holders of each Fund's Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. However, subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and each Fund's Articles of Incorporation and Articles Supplementary, the holders of Preferred Stock, when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors that, when combined with the two Directors elected by the holders of Preferred Stock, would give the holders of Preferred Stock each a majority of the Directors. Donald F. Crumrine and Karen H. Hogan, as Directors, currently represent holders of Preferred Stock for PFD and PFO. Mr. Crumrine, as a Director of PFD, has been nominated by the Board of PFD as a Director to represent its holders of Preferred Stock. A Quorum of the Preferred Stock shareholders must be present at the Meeting of PFD in order for the proposal to elect Mr. Crumrine to be considered for the Fund. Donald F. Crumrine and Karen
H. Hogan, as Directors, currently represent holders of Preferred Stock for FFC and FLC. Ms. Hogan, as a Director of FFC and FLC, has been nominated by the Board of FFC and FLC, respectively, as a Director to represent its holders of Preferred Stock. A Quorum of the Preferred Stock Shareholders must be present at the Meeting of each of FFC and FLC, respectively, in order for the proposal to elect Ms. Hogan to be considered for that Fund.

             Fund (Class)                  Nominee for Director
--------------------------------------     --------------------
PFD (Common Stock)                                 Wulf
PFD (Preferred Stock)                            Crumrine

PFO (Common Stock)                                 Gale

FFC (Common Stock and Preferred Stock)             Gust
FFC (Preferred Stock)                             Hogan

FLC (Common Stock and Preferred Stock)             Gust
FLC (Preferred Stock)                             Hogan

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

                                                                                                  NUMBER OF
                                                                              PRINCIPAL            FUNDS IN             OTHER
                                CURRENT           TERM OF OFFICE            OCCUPATION(s)        FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS,                POSITION(s)         AND LENGTH OF              DURING PAST           OVERSEEN            HELD BY
AND AGE                     HELD WITH FUNDS        TIME SERVED*              FIVE YEARS         BY DIRECTOR**         DIRECTOR
--------------------------  ---------------  -----------------------  ------------------------  -------------  ---------------------
NON-INTERESTED
DIRECTORS:

DAVID GALE                      Director           CLASS I DIRECTOR         President of              4                 None
Delta Dividend Group, Inc.                   PFD - since 1997              Delta Dividend
220 Montgomery Street,                       PFO - since 1997                Group, Inc.
Suite 1920                                   FFC - since inception          (investments)
San Francisco, CA 94104                      FLC - since inception
Age: 59

MORGAN GUST                     Director          CLASS III DIRECTOR     Owner and operator           4              CoBiz, Inc.
301 E. Colorado Boulevard         and        PFD - since inception       of various entities                    (financial services)
Suite 720                      Nominating    PFO - since inception           engaged in
Pasadena, CA 91101             Committee          CLASS II DIRECTOR        agriculture and
Age: 61                         Chairman     FFC - since inception          real estate;
                                             FLC - since inception        Former President
                                                                              of Giant
                                                                          Industries, Inc.
                                                                         (petroleum refining
                                                                           and marketing)
                                                                           from March 2002
                                                                          through June 2007

KAREN H. HOGAN (1)              Director           CLASS I DIRECTOR       Active Committee            4                 None
301 E. Colorado Boulevard                    PFD - since 2005           member and volunteer
Suite 720                                         CLASS III DIRECTOR    of several non-profit
Pasadena, CA 91101                           PFO - since 2005              organizations.
Age: 47                                           CLASS II DIRECTOR      From September 1985
                                             FFC - since 2005             to January 1997,
                                             FLC - since 2005           Senior Vice President
                                                                         of Preferred Stock
                                                                        Origination at Lehman
                                                                      Brothers and previously,
                                                                        Vice President of New
                                                                         Product Development

                                                                                                 NUMBER OF
                                                                            PRINCIPAL            FUNDS IN       OTHER
                                CURRENT           TERM OF OFFICE          OCCUPATION(s)        FUND COMPLEX  DIRECTORSHIPS
NAME, ADDRESS,                POSITION(s)          AND LENGTH OF           DURING PAST           OVERSEEN       HELD BY
AND AGE                     HELD WITH FUNDS         TIME SERVED*            FIVE YEARS        BY DIRECTOR**    DIRECTOR
--------------------------  ---------------  -----------------------  ----------------------  -------------  -------------
NON-INTERESTED
DIRECTORS:

ROBERT F. WULF                  Director          CLASS II DIRECTOR   Financial Consultant;         4            None
P.O. Box 753                   and Audit     PFD - since inception    Trustee, San Francisco
Neskowin, OR 97149             Committee     PFO - since inception     Theological Seminary
Age: 71                         Chairman          CLASS III DIRECTOR
                                             FFC - since inception
                                             FLC - since inception

INTERESTED
DIRECTOR:

DONALD F. CRUMRINE (1), (2)     Director,         CLASS II DIRECTOR   Chairman of the Board         4            None
301 E. Colorado Boulevard     Chairman of    PFD - since inception       and Director of
Suite 720                    the Board and   PFO - since inception     Flaherty & Crumrine
Pasadena, CA 91101          Chief Executive       CLASS III DIRECTOR
Age: 61                         Officer      FFC - since inception
                                             FLC - since inception

                                                                                      PRINCIPAL
                                     CURRENT            TERM OF OFFICE              OCCUPATION(s)
NAME, ADDRESS,                     POSITION(s)          AND LENGTH OF                DURING PAST
AND AGE                          HELD WITH FUNDS         TIME SERVED*                 FIVE YEARS
---------------------------     -------------------    ---------------------      --------------------------
OFFICERS:

ROBERT M. ETTINGER                  President          PFD - since 2002               President and
301 E. Colorado Boulevard                              PFO - since 2002           Director of Flaherty &
Suite 720                                              FFC - since inception            Crumrine
Pasadena, CA 91101                                     FLC - since inception
Age: 50

R. ERIC CHADWICK                 Chief Financial       PFD - since 2004            Director of Flaherty &
301 E. Colorado Boulevard            Officer,          PFO - since 2004                Crumrine since
Suite 720                        Vice President        FFC - since 2004                June 2006; Vice
Pasadena, CA 91101                and Treasurer        FLC - since 2004                 President of
Age: 33                                                                              Flaherty & Crumrine

CHAD C. CONWELL                 Chief Compliance       PFD - since 2005            Chief Compliance Officer
301 E. Colorado Boulevard            Officer,          PFO - since 2005              of Flaherty & Crumrine
Suite 720                        Vice President        FFC - since 2005               since September 2005;
Pasadena, CA 91101                and Secretary        FLC - since 2005                Vice President of
Age: 36                                                                              Flaherty & Crumrine
                                                                                        since July 2005;
                                                                                         Attorney with
                                                                                 Paul, Hastings, Janofsky &
                                                                                        Walker LLP
                                                                                   from September 1998
                                                                                        to June 2005

BRADFORD S. STONE                 Vice President       PFD - since 2003             Director of Flaherty &
392 Springfield Avenue             and Assistant       PFO - since 2003                   Crumrine
Mezzanine Suite                      Treasurer         FFC - since 2003                since June 2006;
Summit, NJ 07901                                       FLC - since inception           Vice President of
Age: 49                                                                             Flaherty & Crumrine

LAURIE C. LODOLO                     Assistant         PFD - since 2004               Assistant Compliance
301 E. Colorado Boulevard           Compliance         PFO - since 2004               Officer of Flaherty &
Suite 720                            Officer,          FFC - since 2004                  Crumrine since
Pasadena, CA 91101                   Assistant         FLC - since 2004                   August 2004;
Age: 45                            Treasurer and                                   Secretary of Flaherty &
                                Assistant Secretary                                     Crumrine since
                                                                                        February 2004;
                                                                                    Account Administrator
                                                                                    of Flaherty & Crumrine

----------
* The Class I Director of PFO and the Class II Directors of PFD, FFC and FLC have each been nominated for a three-year term to expire at each Fund's 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class III Director of PFD, the Class III Directors of FFC and FLC and the Class II Directors of PFO will serve until each Fund's Annual Meeting of Shareholders in 2010 and until their successors are duly elected and qualified. The Class I Directors of PFD, and the Class I Director of FFC and FLC and the Class III Directors of PFO will serve until each Fund's Annual Meeting of Shareholders in 2011 and until their successors are duly elected and qualified.

(1)   As a Director, currently represents holders of Preferred Stock.

(2) "Interested person" of the Funds as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine, which acts as each Fund's investment adviser.

BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

                                                                                        Aggregate Dollar Range of Equity
                                                                                     Securities in All Registered Investment
                                                   Dollar Range of Equity              Companies Overseen by Director in
                                              Securities Held in Fund* (1)(2)(3)       Family of Investment Companies* (4)
                                              ----------------------------------     -----------------------------------------
Name of Director or Nominee                     PFD      PFO      FFC      FLC                       Total
------------------------------------------      ----     ----     ----     ----      -----------------------------------------
NON-INTERESTED DIRECTORS:

David Gale                                        C        C        C        C                          D

Morgan Gust                                       C        C        C        C                          D

Karen H. Hogan                                    A        A        A        A                          A

Robert F. Wulf                                    B        B        B        B                          C

INTERESTED DIRECTOR:

Donald F. Crumrine                                D (5)    D (5)    D (5)    D (5)                      E (5)

----------
*     Key to Dollar Ranges

A.  None

B.  $1 - $10,000

C.  $10,001 -$50,000

D.  $50,001 - $100,000

E.  over  $100,000

      All shares were valued as of January 21, 2009.

(1) [No Director or officer of PFD or PFO owned any shares of Preferred Stock on January 21, 2009.]

(2) [No Director or officer of FFC or FLC owned any shares of Preferred Stock on January 21, 2009.]

(3) This information has been furnished by each Director as of January 21, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(4)   As a group, less than 1%.

(5) Includes shares of the Fund held by Flaherty & Crumrine of which the reporting person is a shareholder and director.

      Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, the Audit Committee Chairman receives from each Fund an annual fee of $2,500. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. During the fiscal year ended November 30, 2008, the Board of Directors held sixteen meetings for PFD (ten of which were held by telephone conference call), seventeen meetings for PFO (eleven of which were held by telephone conference call), fourteen meetings for FFC (eight of which were held by telephone conference call) and thirteen meetings for FLC (seven of which were held by telephone conference call). Each Director of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2008 is set forth below:

                                                      Board Meeting                  Travel and
                               Annual                      and                     Out-of-Pocket
                           Directors Fees         Committee Meeting Fees             Expenses*
                           --------------         ----------------------           --------------
PFD                          $   36,000                $    31,550                   $   6,733
PFO                          $   36,000                $    32,150                   $   6,733

                                                      Board Meeting                Travel and
                               Annual                      and                    Out-of-Pocket
                           Directors Fees         Committee Meeting Fees            Expenses*
                           --------------         ----------------------          -------------
FFC                          $   36,000                $    30,950                  $   6,733
FLC                          $   36,000                $    30,350                  $   6,733

----------
* Includes reimbursement for travel and out-of-pocket expenses for both "interested" and "non-interested" Directors ("Independent Directors").

 AUDIT COMMITTEE REPORT

      The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of each Fund's financial statements and the independent audit thereof; (ii) each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. Each Fund's Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund's annual proxy statement. Each Audit Committee operates pursuant to a charter (the "Audit Committee Charter" or "Charter") that was most recently reviewed and approved by the Board of Directors of each Fund on January 27, 2009 and which is available on PFD and PFO's website at www.preferredincome.com and FFC and FLC's web-site at www.fcclaymore.com. As set forth in the Charter, management is responsible for the (i) preparation, presentation and integrity of each Fund's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds' independent registered public accounting firm, KPMG LLP, (the "independent accountants" or KPMG) is responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

      In performing its oversight function, at a meeting held on January 26, 2009, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2008, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by [Statement of Auditing Standards No. 61, Communications with Audit Committees,] as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

      As set forth above, and as more fully set forth in each Fund's Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2008.

THIS REPORT WAS SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND'S BOARD OF
DIRECTORS

David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf (Chairman)

January 26, 2009

      Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times in connection with its Board of Directors' regularly scheduled meetings during the fiscal year ended November 30, 2008. Each Audit Committee is composed entirely of each Fund's Independent (as such term is defined by the New York Stock Exchange ("NYSE") listing standards applicable to closed-end funds, as may be modified or supplemented (the "NYSE Listing Standards")) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf.

NOMINATING COMMITTEE

      Each Board of Directors has a Nominating Committee composed entirely of each Fund's Independent (as such term is defined by the NYSE Listing Standards) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating Committee of each Fund met twice during the fiscal year ended November 30, 2008. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and for recommending to the Board of Directors such nominees to stand for election as directors at each Fund's annual meeting of shareholders, and to fill any vacancies on the Board. Each Fund's Nominating Committee has a charter which is available on its website. PFD and PFO's website address is www.preferredincome.com and FFC and FLC's website address is www.fcclaymore.com.

      Each Fund's Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

      Each Fund's Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See "Submission of Shareholder Proposals" below.)

OTHER BOARD-RELATED MATTERS

      Shareholders who wish to send communications to the Board should send them to the address of their Fund(s) and to the attention of the Board. All such communications will be directed to the Board's attention.

      The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 18, 2008 Annual Meetings of Shareholders.

COMPENSATION

      The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2008. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2008 in excess of $120,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

                Name of                                           Aggregate            Total Compensation From
              Person and                                        Compensation              the Funds and Fund
               Position                                        from each Fund         Complex Paid to Directors*
------------------------------------------------------         ---------------        --------------------------
Donald F. Crumrine                                                 $    0                   $        0 (4)
Director, Chairman of the Board and Chief Executive
Officer

David Gale                                                     $  16,150 - PFD              $   64,300 (4)
Director                                                       $  16,300 - PFO
                                                               $  16,000 - FFC
                                                               $  15,850 - FLC

Morgan Gust                                                    $  16,150 - PFD              $   64,300 (4)
Director; Nominating Committee Chairman                        $  16,300 - PFO
                                                               $  16,000 - FFC
                                                               $  15,850 - FLC

Karen H. Hogan                                                 $  16,150 - PFD              $   64,300 (4)
Director                                                       $  16,300 - PFO
                                                               $  16,000 - FFC
                                                               $  15,850 - FLC

Robert F. Wulf                                                 $  19,100 - PFD              $   76,100 (4)
Director; Audit Committee Chairman                             $  19,250 - PFO
                                                               $  18,950 - FFC
                                                               $  18,800 - FLC

----------

* Represents the total compensation paid for the fiscal year ended November 30, 2008, to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the Director or nominee in the fund complex as of November 30, 2008.

REQUIRED VOTE

      The election of Mr. Wulf as a Director of PFD will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Common Stock of PFD at the meeting in person or by proxy. The election of Mr. Crumrine as a Director of PFD will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Preferred Stock of PFD at the Meeting in person or by proxy. The election of Mr. Gale as a Director of PFO will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Common Stock of PFO at the Meeting in person or by proxy. The election of Mr. Gust as a Director of each of FFC and FLC will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Common Stock and Preferred Stock, voting as a single class, of each such Fund at the Meeting in person or by proxy. The election of Ms. Hogan as a Director of each of FFC and FLC will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Preferred Stock of each such Fund at the Meeting in person or by proxy.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

PROPOSAL 2: TO APPROVE A CHANGE TO PFO'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF INVESTMENTS

      PFO, like all registered funds, is required by law to have policies governing certain of its investment practices that may only be changed with the prior approval of the holders of a majority of its outstanding voting securities, voting as a single class, and approval of the holders of a majority of its outstanding shares of preferred stock, voting as a separate class.

      These policies are referred to as "fundamental." Under Section 8(b)(1) of the Investment Company Act of 1940, a fund is required to include in its registration statement a recital of its policy regarding concentration, and such policy must be a fundamental policy. If a fund has stated that it will be concentrated in an industry, it must maintain at least 25% of its assets invested in that industry. Similarly, if a fund has not stated that it will be concentrated in an industry, it may not invest more than 25% of its assets in that industry, although the holdings in that industry may increase to above 25% due to market action and in some other cases.

      PFO's current fundamental investment policy regarding concentration permits it to concentrate its investments in the utilities industry so that, under normal market conditions, more than 25% of PFO's total assets must be invested in securities issued by companies in the utilities industry. Similarly, its current policy is to not invest more than 25% of its total assets in any other single industry.

      Shareholders are being asked to approve a revision to PFO's concentration policy to permit PFO also to concentrate its investments in the financial services sector. This proposed revision would require PFO, under normal market conditions, to invest at least 25% of its total assets in securities issued by companies principally engaged in financial services. For purposes of this concentration policy, a company is "principally engaged" in financial services if it derives at least 50% of its revenue from providing financial services. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

      PFO's current fundamental investment policy relating to concentration of investments provides that PFO may not:

            INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS IN A SINGLE INDUSTRY OTHER THAN THE UTILITIES INDUSTRY, EXCEPT THAT THIS LIMITATION WILL NOT BE APPLICABLE TO THE PURCHASE OF GOVERNMENT SECURITIES.

      If shareholders of PFO approve this proposal, PFO's current fundamental policy relating to concentration of investments will be revised so that PFO may not:

            INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY SINGLE INDUSTRY, EXCEPT THAT THIS LIMITATION WILL NOT BE APPLICABLE TO THE PURCHASE OF GOVERNMENT SECURITIES, PROVIDED THAT THE FUND WILL INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN EACH OF THE UTILITIES INDUSTRY AND THE FINANCIAL SERVICES SECTOR.

      Preferred securities issuers have changed dramatically since PFO was launched in 1992 - particularly in recent months. Since last September, the U.S. financial system and the preferred securities market have undergone, and continue to undergo, a profound transformation. As an example, over a ten day period in September 2008, the government placed the federal housing agencies into conservatorship, Lehman Brothers Holdings filed for bankruptcy, AIG required the first of two massive doses of government assistance, and Bank of America entered into an agreement to acquire Merrill Lynch.

      Since its inception in 1992, PFO has sought to achieve its primary investment objective of high current income by investing at least 80% of its assets in preferred securities. The preferred securities market has historically been comprised of regulated industries, including utilities and financial services companies, such as banks, broker-dealers, finance and insurance companies.

      In recent years and throughout much of its history, PFO has invested between 20% and 25% of its total assets in banking companies. Separately, PFO has traditionally had meaningful exposure to other parts of the financial services sector, including broker-dealers, insurance companies and other finance companies. Flaherty & Crumrine has advised the Board that PFO's current investments in financial services companies would likely be even higher if not for the relative recent under-performance of this sector.

      PFO has historically defined the various types of financial services companies as distinct industries and consequently has not invested more than 25% of its total assets in any one type of financial services company. Under its current industry definitions, as of January 31, 2009, PFO had approximately 31% of its assets invested in banks and another 16% invested in insurance companies, for a total of 47% invested in the financial services sector. (PFO's 31% investment in banks primarily resulted from the conversion of some of its finance company holdings to banks in late 2008 and the acquisition of Merrill Lynch by Bank of America in early 2009.)

      The proposed concentration policy would require PFO to invest, under normal market conditions, more than 25% of its assets in companies principally engaged in financial services. For purposes of the proposed concentration policy, a company is "principally engaged" in financial services if it derives at least 50% of its revenue from providing financial services. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

      Flaherty & Crumrine has recommended the proposed concentration policy so that PFO can more efficiently invest its portfolio in the various types of financial services companies. Under the current policy, PFO cannot invest more than 25% of its total assets in any particular type of financial services company. Under the proposed policy, PFO would have the flexibility to go above or below 25% in any one type of financial services company as long as at least 25% was invested in financial services companies in the aggregate. For example, PFO could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, PFO would have at least 25% of its assets invested in financial services companies. Further, Flaherty & Crumrine intends to diversify its investments as appropriate in light of current market and credit conditions.

      Flaherty & Crumrine estimates that over 80% of all outstanding preferred securities are issued by companies principally engaged in financial services. Importantly, though, the portion of preferred securities issued by companies in the financial services sector as a percentage of all preferreds would be even higher if the preferred securities recently issued by various financial institutions directly to the U.S. or foreign governments were taken into account. As of late January, the U.S. government has separately acquired $194 billion of preferred securities through its Capital Purchase Program and another $90 billion through other programs under the Emergency Economic Stabilization Act of 2008 (sometimes referred to as the Troubled Assets Relief Program or
TARP). Flaherty & Crumrine has advised PFO's Board of Directors that it does not foresee significant reductions in outstanding preferred securities issued by financial services companies both because of the TARP and its expectation that those companies will continue to issue preferred securities as a source of equity capital.

      Flaherty & Crumrine has also advised PFO's Board of Directors that it believes preferred securities of companies in the financial services sector on average currently represent the highest yielding preferred securities and that investing more than 25% of its assets in financial services preferred securities will afford PFO greater flexibility in meeting its primary investment objective of high current income.

      THE FOLLOWING DESCRIBES RISKS ASSOCIATED WITH INVESTING IN THE FINANCIAL SERVICES SECTOR. AS NOTED ABOVE, PFO ALREADY IS SUBJECT TO THESE RISKS BECAUSE OF ITS CURRENT LARGE POSITION IN PREFERRED SECURITIES OF VARIOUS TYPES OF FINANCIAL SERVICES COMPANIES.

      U.S. and foreign laws and regulations require commercial banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank's failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.

      Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company's failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders' equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

      Governmental fiscal and monetary policies and general economic and political conditions can affect the availability and cost of funds to financial services companies, loan demand and asset quality and thereby impact the earnings and financial condition of financial services companies. In addition, the enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. Downturns in a national, regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank's loan portfolio or an insurance company's investment portfolio, particularly if the portfolio is concentrated in the affected region, industry or market sector. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial and/or residential real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios. Since September 2008, the financial services sector has experienced unprecedented turbulence. The U.S. economy's current recession, led by the downturn in the housing industry, adversely affected the quality of most financial services companies' loan and securities portfolios. Loan charge-offs and mark-to-market losses have caused the capital ratios and overall financial condition of most financial services companies to deteriorate. In response, U.S. and foreign governments purchased significant equity capital positions in many banks and some insurance companies. Governments now hold a greater amount of preferred stock in some issuers than the total outstanding public preferred stock of that issuer. The full impact of government actions and deteriorating economic conditions is still unknown and could continue to adversely affect financial services companies. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the financial institutions. In addition, changes in accounting rules applicable to loans and investment securities also may adversely impact the financial condition of these institutions.

THE BOARD OF DIRECTORS OF PFO, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT PFO SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

REQUIRED VOTE

      Approval of the change in PFO's fundamental policy with respect to concentration of investments will require the approval of the holders of a majority of PFO's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of Preferred Stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the Shares of Common Stock and Shares of Preferred Stock, present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such Shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Shares of Common Stock and outstanding Shares of Preferred Stock, voting as a single class. A majority of the Fund's outstanding Shares of Preferred Stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding Shares of Preferred Stock.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2010 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than [October 21, 2009], and must satisfy the requirements of federal securities laws.

      Each Fund's Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund's Annual Meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 day's notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

      Any such notice by a shareholder shall set forth the information required by the Fund's Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent registered public accounting firm for each Fund's fiscal year ending November 30, 2009. KPMG acted as the independent registered public accounting firm for each Fund for the fiscal year ended November 30, 2008. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meetings, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if asked.

      Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal years ended November 30, 2007 and 2008, respectively.

                   Fiscal Year Ended                     Audit-Related
Fund                  November 30         Audit Fees         Fees          Tax Fees*     All Other Fees**
--------------     -----------------      ----------    --------------     ---------     ----------------
PFD                       2007            $   40,600        $    0         $   7,300       $    15,100
                          2008            $   44,000        $    0         $   8,100       $    16,600

PFO                       2007            $   40,600        $    0         $   7,300       $    15,100
                          2008            $   44,000        $    0         $   8,100       $    16,600

                   Fiscal Year Ended                      Audit-Related
Fund                  November 30         Audit Fees          Fees          Tax Fees*     All Other Fees**
--------------     -----------------      ----------      -------------     ---------     ----------------
FFC                       2007            $   42,800        $    0          $   7,300       $    15,500
                          2008            $   46,400        $    0          $   8,100       $    16,600

FLC                       2007            $   42,800        $    0          $   7,300       $    15,500
                          2008            $   46,400        $    0          $   8,100       $    16,600

----------
* "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

** "All Other Fees" are those fees billed to each Fund by KPMG in connection with the preparation of a quarterly agreed-upon-procedures report. These Agreed-Upon-Procedures ("AUP") are required pursuant to each Fund's Articles Supplementary. Specifically, Moody's Investors Service and Fitch, Inc. each require that such AUP be undertaken and a report be provided in order to maintain their ratings on the Preferred Stock.

      Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2007 and November 30, 2008 were pre-approved by the Audit Committee.

      For each Fund's fiscal year ended November 30, 2008, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds' investment adviser or any affiliates thereof that provide services to the Funds.

INVESTMENT ADVISER, ADMINISTRATOR AND SERVICING AGENT

      Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PNC acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Claymore Securities, Inc. acts as the servicing agent to FFC and FLC and is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's Directors and executive officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2008, all such filing requirements applicable to such persons were met. [F&C to confirm]

BROKER NON-VOTE AND ABSTENTIONS

      A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as Shares that are present and entitled to vote at the meeting for purposes of determining the presence of a Quorum. With respect to Proposal 1, abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal. With respect to Proposal 2, abstentions do not constitute a vote "for" the proposal and will instead count as a vote "against" the proposal.

                              OTHER MATTERS TO COME BEFORE THE MEETING

      Each Fund does not intend to present any other business at the relevant Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                         EXPENSES OF PROXY SOLICITATION

      The total expenses of the Annual Meetings, including the solicitation of proxies and the expenses incurred in connection with the preparation of this Joint Proxy Statement, are approximately $_____________.

                                 VOTING RESULTS

      Each Fund will advise its shareholders of the voting results of the matters voted upon at its Meeting in its next Semi-Annual Report to Shareholders.

     NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

      Please advise the Funds whether other persons are the beneficial owners of Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the joint proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Proxy - FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND
INCORPORATED

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2009


Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 21, 2009.

The notice of annual meetings of shareholders, joint proxy statement and proxy cards for the Fund are available on the Fund's website at www.fcclaymore.com.


PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Donald F. Crumrine, Robert M. Ettinger, Teresa M.R. Hamlin and Emily H. Harris, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 21, 2009, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                              NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.



                              Signature                          Date


                              Signature (Joint Owners)           Date
                                                                     FFC-CMN-PXC

Annual Meeting Proxy Card



Election of Director - The Board of Directors recommends a vote "FOR" the nominee listed.

1. Nominee:         FOR       WITHHOLD

01 - Morgan Gust


This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.








Non-Voting Items
Change of Address - Please print new address below.









                           PLEASE SIGN ON REVERSE SIDE



Please mark your votes as
indicated in this example


           FFC-CMN-PXC

Proxy - FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND
INCORPORATED

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 21, 2009.

The notice of annual meetings of shareholders, joint proxy statement and proxy cards for the Fund are available on the Fund's website at www.fcclaymore.com.

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Donald F. Crumrine, Robert M. Ettinger, Teresa M.R. Hamlin and Emily H. Harris, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 21, 2009, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                              NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.



                              Signature                          Date


                              Signature (Joint Owners)           Date
                                                                     FFC-PFD-PXC

Annual Meeting Proxy Card



Election of Director - The Board of Directors recommends a vote "FOR" the nominees listed.

1. Nominee:         FOR       WITHHOLD                 FOR       WITHHOLD

01 - Morgan Gust                      02 - Karen H. Hogan


This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR.








Non-Voting Items
Change of Address - Please print new address below.









                           PLEASE SIGN ON REVERSE SIDE